NATIXIS FUNDS

Supplement dated August 8, 2014, to the Natixis Funds Statement of Additional Information dated April 1, 2014, as may be revised or supplemented from time to time, for the following funds:

Gateway International Fund	Loomis Sayles Capital Income Fund

Loomis Sayles Emerging Markets Opportunities Fund	Vaughan Nelson Select Fund

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Effective immediately, the following disclosure within the section “Investment Strategies and Risks” is hereby amended and restated as follows:

Securities Lending

The Capital Income Fund, Emerging Markets Opportunities Fund and Select Fund may lend their portfolio securities to brokers, dealers or other financial institutions under contracts calling for the deposit by the borrower with a Fund’s custodian of collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. A Fund will continue to benefit from interest or dividends on the securities loaned (although the payment characteristics may change) and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. Under some securities lending arrangements, a Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned, pass to the borrower. However, if a material event (as determined by an adviser or subadviser) affecting the investment occurs, a Fund may seek to recall the securities so that the securities may be voted by a Fund, although the adviser or subadviser may not know of such event in time to recall the securities or may be unable to recall the securities in time to vote them. A Fund pays various fees in connection with such loans, including fees to the party arranging the loans, shipping fees and custodian and placement fees approved by the Board or persons acting pursuant to the direction of the Board.

Securities loans must be fully collateralized at all times, but involve some credit risk to a Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and a Fund is delayed in or prevented from recovering the collateral. In addition, any investment of cash collateral is generally at the sole risk of a Fund. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at a Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, a Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash.